UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2014

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting (the "Annual Meeting") of Shareholders of STRATTEC SECURITY CORPORATION (the "Company") was held on October 7, 2014.  A total of 3,573,609 shares of the Company's Common Stock, par value $0.01 per share, were eligible and entitled to vote at the Annual Meeting.  The matters voted on at the Annual Meeting were as follows:

1.             Proposal 1: Election of Directors:

The following individuals, each of whom who was nominated for election to the Board of Directors, were elected by the shareholders at the Annual Meeting for a term of three years expiring at the 2017 annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
David R. Zimmer	2,673,027	439,900	0
Michael J. Koss	2,986,824	126,103	0

The nomination of each of the above listed directors was made by the Board of Directors and no other nominations were made by any shareholder. Each of Mr. Zimmer and Mr. Koss were completing a three year term as a member of the Board of Directors at the date of the Annual Meeting.

The terms of the following directors continued after the Annual Meeting: Harold M. Stratton II (until the 2015 Annual Meeting of Shareholders); Thomas W. Florsheim, Jr. (until the 2015 Annual Meeting of Shareholders); and Frank J. Krejci (until the 2016 Annual Meeting of Shareholders).

2.              Proposal 2: Ratification and approval of the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan:

The shareholders voted at the Annual Meeting in favor of the ratification and approval of the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan as disclosed in the Proxy Statement for the Annual Meeting.
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,894,475	1,214,096	4,356	0

3.              Proposal 3: Advisory (non-binding) vote on the executive compensation awarded to the Company's named executive officers:

The shareholders voted at the Annual Meeting in favor of the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,549,204	126,338	437,385	0

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On October 7, 2014, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing the declaration of a quarterly dividend.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in Items 7.01 and 9.01 of this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

99.1 -- Press Release of STRATTEC SECURITY CORPORATION, issued October 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date:  October 7, 2014
By: /s/ Patrick J. Hansen
       Patrick J. Hansen, Senior Vice President and
       Chief Financial Officer